May 2024

Important Information 2 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending July 27, 2024, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on May 24, 2024 and on the Company's Investor website at https://dycomind.com/investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

3 Nationwide footprint with 15,675+ employees across 560+ field offices throughout all 50 states Significant scale $4.2 Billion of contract revenues & $505 Million of Adjusted EBITDA in fiscal 2024 Durable customer relationships with well established, leading telecommunications providers that span decades; anchored by MSAs and other long-term contracts Leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the US Dycom Overview

Intensely Focused on Telecommunications Market 4 Program Management From the smallest town to the largest city, we manage telecommunications projects that connect America Engineering Our integrated engineering teams work hand-in-hand with construction and logistics teams throughout the full lifecycle of a project Wireline and Wireless Construction We complete wireline construction projects nationwide including outside plant, underground, aerial, splicing and activation as well as wireless construction including new site builds, upgrades, and small cell deployments Maintenance & Restoration We provide ongoing maintenance and service for telecommunication networks across the country, including emergency restoration services Locating Our locating services provide the skilled workforce necessary for excavators to start jobs right Fulfillment Dycom provides fulfillment services including complete in-home and drop installations, as well as repair and maintenance Dycom Industries, Inc. is a leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the United States with 90% of contract revenues from telecommunications services in fiscal 2024

Fiscal 2024 Highlights 5 FY 2024 FY 2023 Y/Y Contract Revenues $4,176 $3,808 9.6% Organic Revenue Growth2 6.9% Adjusted EBITDA $505 $366 37.9% Adjusted EBITDA % 12.1% 9.6% Diluted EPS $7.37 $4.74 55.5% Operating Performance • Revenue growth and margin expansion • Total Backlog of $6.364 billion as of Q1 2025 Liquidity • Solid liquidity of $573.6 million as of Q1 2025 • Sound credit metrics and no near-term debt maturities Capital Allocation • Continued to invest in organic growth • Expanded geographic reach and customer relationships through M&A • Repurchased 485,000 shares for $49.7 million at an average price of $102.39 per share in fiscal 2024 $ Millions, Except EPS Financial Snapshot

Telecommunications Industry Overview 6 The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost-effective technology, enabling multiple revenue streams from a single investment • We are encouraged that a number of our customers are pursuing strategic transactions aimed largely in part to increase access to capital and expand fiber deployment programs • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented and meaningfully increase the rural market that we expect will ultimately be addressed Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services Dycom’s extensive market presence and complete lifecycle services offering have allowed the Company to be at the forefront of evolving industry opportunities

0 50 100 150 Passings as of 2023 Homes Available - Urban and Suburban Homes Available - Urban, Suburban & Rural U .S . H o m e s w it h F ib e r P a ss in g s (a ) (i n M il li o n s) Telecommunications Industry Overview 7 Massive fiber investment presents significant opportunities for sustained growth • Increasing consumer demand for bandwidth continues to drive fiber deployments • Eventual fiber passings estimated to cover 75% to 80% of addressable homes; certain non-rural markets expected to have two or more service providers • Governmental investment adds approximately 30 million rural fiber passings previously not in reach (a) Total addressable fiber passings are based on an estimate of 140 million total U.S. households (FBA 2023) 140 110 70

Strong Secular Trend 8 Data usage and download/upload speeds continue to increase as consumer behavior moves to streaming, video conferencing, and connected devices - John Stratton, Executive Chairman of the Board Frontier Communications - May 2024 • The gigabit subscriber tier in 1Q24 reached 34% of all subscribers, increasing six percentage points year over year, and surpassing the previous high of 33% observed last quarter • The monthly weighted average data consumed by subscribers in 1Q24 was 606 GB, up 8% from 1Q23 ” “ Consumers increasingly see the value of a fiber broadband connection and the utility of a gig plus sort of in terms of what serves their household. 560.5 605.8 0 100 200 300 400 500 600 700 G ig a b yt e s 1Q 23 1Q 24 28% 34% 72% 66% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q 23 1Q 24 1+ Gbps < 1 Gbps

Key Driver: Fiber to the Home Deployments

Massive fiber investment continues

FTTH Build Momentum Expected to Continue Into 2024



2022-2027E: +45MM Locations
2016-2021: 23MM Locations
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
Rural Subsidized Passings
Telco Net Fiber Passings

Source: Company reports and Wells Fargo Securities, LLC estimates

Passings in 000s

We Estimate Fiber Capex Reaches $30B+/Year by 2027 ($MMs)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$8.5B
$15.0B
$15.5B
$19.2B
$23.7
$28.3B
$30.1B
2021
2022
2023
2024E
2025E
2026E
2027E
Carrier Capex
Rural Subsidized Capex

Source: Company reports and Wells Fargo Securities, LLC estimates

$ in millions

Source: Wells Fargo Equity Research, "DY: Outlook Remains Constructive as Fiber Sentiment Improves; Raising PT", 25 February 2024 © Wells Fargo 2024

- Analyst research indicates ~7 million homes were passed by network operators in 2023 and ~7.5M new passings are expected in 2024
- Fiber capex continues to increase as rural subsidized opportunities grow from both state and federally funded programs

"As we've stated before, **the better than expected returns we're seeing on our fiber investment potentially expands the opportunity to go beyond our initial target by roughly 10 million to 15 million additional locations.** This also assumes similar build parameters and a regulatory environment that remains attractive to building infrastructure."

- John Stankey, CEO
AT&T – April 2024

DYCOM

9

Key Driver: US Government Spending on Communications Infrastructure 10 BEAD Funding Allocations by State Source: NTIA Internet for All: State Allocation Totals Selected US Government Programs: Broadband, Equity, Access and Deployment (BEAD) Program Provides $42.5 billion to expand high-speed internet access to unserved and underserved rural America Approximately $6 billion, or 14% of the program total, has received initial proposal approval as of May 2024 Rural Digital Opportunity Fund (RDOF) Provides $20 billion for fixed broadband in unserved rural America American Rescue Plan Act of 2021 (ARPA) Capital Projects Fund provides $10 billion for broadband USDA ReConnect Program Provides grants and loans for broadband in rural areas

Key Driver: Wireless Deployments 11 Wireless construction activity in support of newly available spectrum continues this year • Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term • Emerging wireless technologies driving significant wireline deployments • Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Recently, we passed 250 million POPs covered with C-Band, achieving our target almost a year ahead of plan. The pace and quality of our build-out is spectacular and, most importantly, our customers love the C-Band experience. In the first 76 markets where we rolled out C-Band, we see a higher premium mix and reduced churn. - Hans Vestberg, CEO Verizon – April 2024 ” “

Local Credibility, National Capability 12 Dycom combines local knowledge with national reach Operating Subsidiaries Corporate headquarters Subsidiary headquarters Branch location

Durable Customer Relationships 13 Increasing customer breadth and opportunity; well-established investment grade customers comprise a substantial portion of revenue

Anchored by Long-Term Agreements 14 FY 2024 Revenue by Contract Type • Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years • Generally multiple agreements maintained with each customer • Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery • Backlog of $6.364 billion as of Q1 2025 Backlog1

10+ Years of Robust Cash Flow Generation 15 Prudent approach to capital allocation: • $651 million invested in share repurchases • $375 million invested in business acquisitions • $1,411 million in CapEx, net of disposals Fiscal 2014 – Fiscal 2024 Strong operating cash flows of $2.201 billion over 10+ years Robust cash flow generation and prudent capital allocation provide strong foundation for returns

Firm and strengthening end market opportunities 16 Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream Wireless construction activity in support of newly available spectrum bands continues this year Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business Encouraged that industry participants are committed to multi-year capital spending initiatives

Financial Update

Annual Trends 18

Quarterly Trends 19

Debt and Liquidity Overview 20 • Solid liquidity of $573.6 million at Q1 2025 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Proforma liquidity is $707 million as of Q1 2025 with the expansion of the capacity of Senior Credit Facility in May 2024 Debt maturity profile and liquidity provide financial flexibility Debt Summary Q4 2024 Q1 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:4 Term Loan Facility 315.0 310.6 Revolving Facility - 55.0 Total Notional Amount of Debt $ 815.0 $ 865.6 Less: Cash and Equivalents 101.1 26.1 Notional Net Debt 713.9 839.5 Liquidity5 $ 703.6 $ 573.6

Cash Flow Overview 21 • Operating cash flow used to support sequential growth • Days Sales Outstanding (“DSO”)6 were 110 days, a reduction of 10 days sequentially • Capital expenditures, net of $29.3 million for Q1 2025 • In February 2024, acquired a telecommunications construction contractor based in the Midwest US • In May 2024, acquired a telecommunications construction contractor that expands our geographic footprint to Alaska • Repurchased 210,000 common shares for $29.8 million during Q1 2025 Cash Flow Summary Q1 2024 Q1 2025 $ Millions Operating cash flow $ (85.1) $ (37.4) Capital expenditures, net of proceeds from sale of assets $ (33.6) $ (29.3) Cash paid for acquisitions, net of cash acquired $ - $ (13.0) Borrowings (Repayments) on Senior Credit Facility $ (4.4) $ 50.6 Repurchase of common stock $ (20.3) $ (29.8) Other financing and investing activities, net $ (9.4) $ (16.2)

Capital Allocated to Maximize Returns Invest in Organic Growth Focus on organic growth opportunities through strategic capital investments in the business Pursue Complementary Acquisitions Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings Acquired Bigham Cable Construction, Inc. in August 2023; the acquisition strengthens our customer base and geographic scope and expands our ability to further address growth opportunities in rural broadband deployments. In fiscal 2025, acquired telecommunications construction contractors expanding our geographic reach in the Midwest US and Alaska. Shares Repurchases Repurchased 27.7 million shares for approximately $994 million from fiscal 2002 through fiscal Q1 2025 As of Q1 2025, $90.9 million authorization available for share repurchases through February 2025 22 Dycom is committed to maximizing its long-term returns through prudent capital allocation

Committed to Sustainability 23 We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders People Safety Environment Employees are our most important resource and are at the heart of everything we do. We strive every day to create the right environment for them to grow their skills, work collaboratively, and deliver our services at the highest quality to our customers. We strive to ensure the highest level of protection for our employees, customers, and the community in which we operate by fostering an instinctually safe culture. Working together, we strive to continually reduce our environmental impact by embracing advancements in sustainable technologies optimized by core business practices and a highly skilled workforce.

Questions and Answers

25 This slide was used on May 22, 2024 in connection with the Company’s conference call for its fiscal 2025 first quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward- looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 22, 2024.

Notes 26 1. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 2. Organic growth (decline) % from businesses that were included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 3. In fiscal 2022, the Company excluded certain tax impacts from the vesting and exercise of share-based awards when calculating Non-GAAP Adjusted Net Income. For comparability to other companies in the industry, the Company no longer excludes these tax impacts from its Non-GAAP measures beginning with the results for the first quarter of fiscal 2023. 4. As of both Q4 2024 and Q1 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 5. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 6. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.

The People Connecting America ®